UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
               ACT OF 1934 Date of Report (Date of earliest event
                            reported) AUGUST 17, 2004

                                  MESTEK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Pennsylvania                 1-448                  25-0661650
(State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)



                    260 North Elm Street, Westfield, MA 01085
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (413)-568-9571

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ITEM 9. REGULATION FD DISCLOSURE

              On August 17, 2004, Mestek, Inc.(the "Company") issued a press release relating to the confirmation by the United States Bankruptcy Court for the District of Delaware of the Fourth Amended Plan of Reorganization for Met-Coil Systems Corporation ("Met-Coil"), a second tier subsidiary of the Company, and the recommendation by the Bankruptcy Court that the United States District Court (Del.) approve and enter a "channeling" injunction and certain third party releases contained in the Plan.

              The information included in this Form 8-K, including the press release attached as Exhibit 99.1, are incorporated by reference into this
      Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of
      Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

              INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS--Certain of the statements contained in the press release attached hereto, including, without limitation, statements as to management's good faith expectations and beliefs are forward-looking statements. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004.



ITEM 7. -- FINANCIAL STATEMENTS AND EXHIBITS

              The following exhibit is filed or furnished as part of this Report to the extent described in Item 9.


Exhibit Name        Description

99.1 Press Release dated August 17, 2004 pertaining to the Bankruptcy Court's confirmation of the Company's and its second tier subsidiary, Met-Coil's jointly proposed Fourth Amended Plan of Reorganization for Met-Coil in Met-Coil's bankruptcy cases and recommendation by the Bankruptcy Court that the United States District Court (Del.) approve and enter a "channeling" injunction and certain third party releases contained in the Plan.



                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MESTEK, INC.




                                 By /s/ Stephen M. Shea
                                 ---------------------------------
                                 Stephen M. Shea
                                 Senior Vice President
Date: August 17, 2004            Chief Financial Officer